UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35992	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Item 5.03 Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBIT LIST

EXHIBIT 3.02

EXHIBIT 99.1

Section 2—Financial Information

Item 2.02 Results of Operations and Financial Condition

On June 16, 2016, Oracle Corporation (“Oracle”) issued a press release announcing financial results for its fiscal fourth quarter and fiscal year ended May 31, 2016. A copy of this press release is furnished as Exhibit 99.1 to this report.

Section 5—Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 15, 2016, the Board of Directors of Oracle adopted amendments to Oracle’s Amended and Restated Bylaws (the “Bylaws”) to implement proxy access. As amended, the Bylaws include a new Section 1.12 permitting a stockholder, or a group of up to 20 stockholders, owning continuously for at least three years a number of Oracle shares that constitutes at least 3% of Oracle’s outstanding shares, to nominate and include in Oracle’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws. Under the amended Bylaws, notice of a proxy access nomination must be delivered to Oracle’s Secretary at Oracle’s principal executive offices by the close of business not less than 120 days nor more than 150 days prior to the date on which Oracle first mailed its proxy materials for the prior year’s annual meeting of stockholders.

The amended Bylaws also reflect certain conforming and clarifying changes, including: (1) conforming and clarifying changes in Section 1.11 of the Bylaws; (2) clarifying changes in Section 3.01 of the Bylaws; and (3) minor changes throughout the Bylaws to reflect Oracle’s management structure of two Chief Executive Officers, one of whom is the Principal Financial Officer.

The foregoing description is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.02 to this report and is incorporated herein by reference.

Section 8—Other Events

Item 8.01 Other Events

Oracle announced that its Board of Directors has declared a cash dividend of $0.15 per share of outstanding common stock payable on July 27, 2016, to stockholders of record as of the close of business on July 6, 2016.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

3.02	Amended and Restated Bylaws of Oracle Corporation

99.1	Press Release dated June 16, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: June 16, 2016	By:	/S/ WILLIAM COREY WEST
William Corey West Executive Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

3.02	Amended and Restated Bylaws of Oracle Corporation

99.1	Press Release dated June 16, 2016